 As filed with the Securities and Exchange Commission on February 6, 2003

                           Registration No 333-14005

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

                               SEC File # 811-5563

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                        Pre-Effective Amendment No. ___                      [ ]
                        Post-Effective Amendment No. 14                      [X]
                                                    ----
                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                 Amendment No. 3                             [X]
                                              ---

                    PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
                        PACIFIC LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PACIFIC LIFE INSURANCE COMPANY*
                              (Name of Depositor)

                           700 Newport Center Drive
                        Newport Beach, California 92660
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (949) 219-3743
             (Depository's Telephone Number, including Area Code)

                                Diane N. Ledger
                                Vice President
                        Pacific Life Insurance Company
                           700 Newport Center Drive
                        Newport Beach, California 92660
                    (Name and address of agent for service)

                       Copies of all communications to:

                            Jeffrey S. Puretz, Esq.
                                   Dechert
                             1775 Eye Street, N.W.
                         Washington, D.C.  20006-2401

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[ ] on ________, pursuant to paragraph (b) of Rule 485

[X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on ________, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new date for a previously filed post-effective amendment.

Title of securities being registered: interests in the Separate Account under
Pacific Select Estate Maximizer Modified Single Premium Variable Life Insurance
Policies.

Filing Fee: None

PACIFIC SELECT ESTATE MAXIMIZER	PROSPECTUS MAY 1, 200_

Pacific Select Estate Maximizer is a modified single premium variable life insurance policy issued by Pacific Life Insurance Company. In Texas, this policy is called a flexible premium variable life insurance policy.

•Modified single premium means you pay an initial premium and have limited ability to make additional premium payments.

•Variable means the policy’s value depends on the performance of the investment options you choose.

•Life insurance means the policy provides a death benefit to the beneficiary you choose.

This policy is not available in all
states. This prospectus is not an
offer in any state or jurisdiction
where we’re not legally permitted to
offer the policy.

The policy is described in detail in
this prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its prospectus and in its SAI. No one has the
right to describe the policy or the
Pacific Select Fund any differently
than they have been described in
these documents.

You should be aware that the
Securities and Exchange Commission (SEC) has not reviewed the policy for its investment merit, and does
not guarantee that the information
in this prospectus is accurate or
complete. It’s a criminal offense to say otherwise.

This policy will usually be a modified endowment contract. Any loan, surrender or withdrawal may be subject to income tax and a 10% penalty tax.

This prospectus provides information that you should know before buying a policy. It’s accompanied by a current prospectus for the Pacific Select Fund, a fund that provides the underlying portfolios for the variable investment options offered under the policy. The variable investment options are funded by the Pacific Select Exec Separate Account of Pacific Life. Please read these prospectuses carefully and keep them for future reference.

Here’s a list of all of the investment options available under your policy:

VARIABLE INVESTMENT OPTIONS
	Blue Chip Aggressive Growth Diversified Research Small-Cap Equity International Large-Cap I-Net Tollkeeper SM Financial Services Health Sciences Technology Telecommunications Strategic Value	Growth LT Focused 30 Mid-Cap Value International Value Capital Opportunities Mid-Cap Growth Global Growth Equity Index Small-Cap Index Real Estate Multi-Strategy	Main Street® Core (formerly “Large-Cap Core”) Emerging Markets Inflation Managed Managed Bond Money Market High Yield Bond Equity Income Research Equity Aggressive Equity Large-Cap Value
FIXED OPTIONS Fixed Account

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF PACIFIC SELECT ESTATE MAXIMIZER

This overview tells you some key things you should know about your policy. It’s designed as a summary only – please read the entire prospectus and your policy for more detailed information.

Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what’s in this prospectus.

Benefits of your policy
Flexibility

The policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

• make additional premium payments

• change the beneficiary

• change your investment selections.

Death Benefit

Your policy provides a death benefit for your beneficiary after the insureds have died, as long as your policy is in force.

The death benefit will always be the greater of your policy’s face amount or its accumulated value multiplied by a specified percentage (called the guideline minimum death benefit).

Accumulated Value

Accumulated value is the value of your policy on any business day. It is not guaranteed – it depends on the performance of the investment options you've chosen, the premium payments you’ve made, policy charges, and how much you've borrowed or withdrawn from the policy.

You can access your accumulated value in several ways:

• Withdrawals – you can withdraw part of your policy’s net cash surrender value.

• Loans – you can take out a loan from us using your policy’s accumulated value as security.

• Surrender – you can surrender or cash in your policy for its net cash surrender value while the insured is still living.

• Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your policy’s beneficiary can use death benefit proceeds to buy an income benefit.

Investment options

You can choose from 33 variable investment options, each of which invests in a corresponding portfolio of the Pacific Select Fund. The policy also offers a fixed investment option, which provides a guaranteed minimum rate of interest.

You can transfer among the investment options during the life of your policy without paying any current income tax. There is currently no charge for transfers.

BENEFITS AND RISKS OF PACIFIC SELECT ESTATE MAXIMIZER

Tax benefits
Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

You’ll also generally not be taxed on any or all of your policy’s accumulated value unless you receive a cash distribution.

Risks of your policy
Long-term financial planning
This policy is designed to provide a death benefit for family members or others or to help meet other long-term financial objectives. It may not be the right kind of policy if you plan to withdraw money for short-term needs. See the Fee tables and your policy for charges assessed when withdrawing from or surrendering your policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Premium payments
Federal tax law puts limits on the premium payments you can make in relation to your policy’s death benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your policy and return it to you under certain circumstances.

Lapse
Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed policy.

There is no guarantee that your policy will not lapse even if you pay additional premium. You should consider a periodic review of your coverage with your registered representative.

Investment performance
Each variable investment option invests in a corresponding portfolio of the Pacific Select Fund. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any variable investment option you choose.

See the fund’s prospectus for more information on the underlying portfolios and their individual risks.

Withdrawals and loans
Making a withdrawal or taking out a loan may:

•change your policy’s tax status

•generate taxable income

•reduce your policy’s face amount

•reduce your policy’s death benefit

•reduce the death benefit proceeds paid to your beneficiary

•make your policy more susceptible to lapsing.

Your policy’s withdrawal feature is not available until your first policy anniversary.

Be sure to plan carefully before using these policy benefits.

Tax consequences
There are tax issues to consider when you own a life insurance policy. These are described in more detail in Variable life insurance and your taxes.

Your Pacific Select Estate Maximizer policy will probably be classified for tax purposes as a type of life insurance policy called a modified endowment contract. Distributions you receive from a modified endowment contract are taxed differently than under conventional life insurance policies. Withdrawals, loans, pledges, assignments, and surrenders are all considered distributions and may be subject to income tax and, if you are under age 59½, may be subject to a 10% penalty tax.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please read the entire prospectus, your policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees

This table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer accumulated value between investment options.

Charge	When charge is deducted	Amount deducted

Maximum sales load imposed on premiums	Upon receipt of premium	$0

Premium based tax charges	Upon receipt of premium	$0

Maximum surrender charge [1]	Upon full surrender of policy during the first 9 policy years, reduced to $0 in policy year 10 and thereafter	Maximum surrender charges will never exceed 10% of initial premium

Withdrawal charge [1]	Upon partial withdrawal of accumulated value in excess of preferred withdrawal * for 9 policy years, reduced to $0 in policy year 10 and thereafter	Maximum withdrawal charges will never exceed 10% of initial premium

Transfer fees	Upon transfer of accumulated value between investment options	$0 per transfer [2]

Administrative transaction fees:

Illustration request	Upon request of policy illustration in excess of 1 per year	$25

Risk classification change	Upon request for risk classification change	$50

Audits of premium/loan charge	Upon request of audit of over 2 years or more	$25

Duplicate policy	Upon request of duplicate policy [3]	$50

*	A preferred withdrawal is the amount of the first withdrawal in any policy year that does not exceed the free withdrawal amount. The free withdrawal amount is the lesser of contract earnings under the policy or 10% of initial premium.

[1]	Total cumulative surrender charges imposed on partial withdrawals and/or surrender of policy will never exceed 10% of your initial premium payment or exceed the maximum prescribed by state nonforfeiture laws for life insurance.

[2]	Currently, there is no charge for making a transfer but we may charge you in the future.

[3]	Certificate of Coverage is available without charge.

Periodic charges other than Pacific Select Fund operating expenses

This table describes the fees and expenses that you will pay periodically during the time you own the policy, not including portfolio fees and expenses.

Charge	When charge is deducted	Amount deducted— Maximum Guaranteed Charge	Amount deducted— Current Charges

Cost of Insurance [1]
Minimum and maximum	Monthly, beginning on policy date	$0.06—$83.34 per $1,000 of a discounted net amount at risk*	The lesser of the maximum guaranteed charge and $0.25—$0.67 per $1,000 of accumulated value [2]

Charge during policy year 1 for a male non-smoker who is age 63 at policy issue	Monthly, beginning on policy date	$1.86 per $1,000 of a discounted net amount at risk	The lesser of $1.86 per $1,000 of the discounted net amount at risk and $0.42 per $1,000 of accumulated value

Administrative charge	Monthly, beginning on policy date	0.30% annually (0.025% monthly) of unloaned accumulated value, plus $40.00 on each policy anniversary if the accumulated value of the policy is less than $50,000 on any policy anniversary date	Same

Mortality and expense risk charge	Monthly, beginning on policy date

0.90% annually (0.075% monthly) of accumulated value in the investment options in policy years 1 through 10

0.70% annually (0.059% monthly) of accumulated value in the investment options in policy year 11 and thereafter

Same

Tax expense charge	Monthly, beginning on policy date	0.40% annually (0.034% monthly) of accumulated value in policy years 1 through 10, reduced to $0 in policy year 11 and thereafter	Same

Optional Benefits [3]

Accelerated living benefits rider	At exercise of benefit	$150	Same

*	Net amount at risk is the difference between the death benefit that would be payable if the insured died and the accumulated value of your policy. More detailed information regarding how we calculate the discounted net amount at risk appears on page 23.

[1]	Cost of insurance rates apply uniformly to all members of the same class. Class is determined by a number of factors, including the age, risk classification, smoking status and gender (unless unisex rates are required) of the person insured by the policy, and the policy date and duration. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the policy, you may request personalized illustrations of your future benefits under the policy based upon the insured’s class, the death benefit option, face amount, and any riders requested. Cost of insurance rates for your policy will be stated in the policy specifications pages and calculated per $1.00 of coverage.

[2]	Applies to policies issued with initial premium equal to the guideline single premium. If the initial premium is less than the guideline single premium, the current cost of insurance is the same as the guaranteed cost of insurance for all years. The guideline single premium is the maximum premium that can be paid to purchase a chosen face amount and still qualify the policy as life insurance for tax purposes. The guideline single premium for your policy will be stated in the policy specifications pages.

[3]	Riders are briefly described under The death benefit: Optional riders.

FEE TABLES

Total annual Pacific Select Fund operating expenses
This table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2002.

Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	[0.29]	[2.15]

[1]
Amounts shown are gross expenses deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses. Maximum total adjusted net expenses for any portfolio, after adviser’s reimbursement, and deduction of an offset for custodian credits and 12b-1 recapture plan, was [1.76]% of average daily net assets.

To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2003.

PACIFIC SELECT ESTATE MAXIMIZER BASICS

Pacific Select Estate Maximizer is a modified single premium variable life insurance policy that pays death benefit proceeds after the insured person has died. If the policy is issued as a last survivor policy, the death benefit proceeds are paid after both people have died.

When you buy a Pacific Select Estate Maximizer life insurance policy, you’re entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.

Policy amendments and endorsements are a part of your policy and confirm changes you or we make to the policy.

Specification pages summarize information specific to your policy at the time the policy is issued.

The policy is available to provide insurance on the life of one person, or, as a last survivor policy, on the lives of two people.

When we approve your signed application, we’ll issue your policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Once we receive your first premium payment, and any contractual and administrative requirements have been met, we’ll consider your policy to be in force. Our obligations under the policy begin when the policy is in force and has been delivered to you.

Your policy will be in force until one of the following happens:
• the person or both people insured by the policy die
• the grace period expires and your policy lapses, or
• you surrender your policy.

If your policy is not in force when the person or both people insured by the policy die, we are not obligated to pay the death benefit proceeds to your beneficiary.

Owners, people insured by the policy, and beneficiaries Please consult your financial advisor or a lawyer about designating ownership interests.
Owners
The owner is the person named on the application who makes the decisions about the policy and its benefits while it’s in force. You can own a policy by yourself or with someone else. Two or more owners are called joint owners. You need the signatures of all owners for all policy transactions.

If one of the joint owners dies, the surviving owners will hold all rights under the policy. If the last joint owner dies, his or her estate will own the policy unless you’ve given us other instructions.

If you would like to change the owner of your policy, please contact us or your registered representative for a change of owner form. We can process the change only if we receive your instructions in writing.

You can change the owner of your policy by completing a change of owner form. Once we’ve received and recorded your request, the change will be effective as of the day you signed the change of owner form.

People insured by the policy
This policy insures the life of one person up to and including age 85, or the lives of two people who are between the ages of 20 and 85, at the time you apply for your policy. We require satisfactory evidence of insurability. Your policy refers to these people as the insured(s). The policy pays death benefit proceeds after the people insured by the policy have died.

PACIFIC SELECT ESTATE MAXIMIZER BASICS

Risk classes are usually based on age, gender, health and whether or not the insured smokes. Most insurance companies use similar risk classification criteria.

When we refer to age throughout this prospectus, we’re using the word as we’ve defined it here, unless we tell you otherwise.

Each person to be insured by the policy is assigned an underwriting or insurance risk class which we use to calculate cost of insurance and other charges. We normally use the medical or paramedical underwriting method to assign underwriting or insurance risk classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it’s appropriate.

When we use a person’s age in policy calculations, we generally use his or her age as of the nearest policy date, and we add one year to this age on each policy anniversary date. For example, when we talk about someone “reaching age 100”, we’re referring to the policy anniversary date closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Last survivor life insurance may be appropriate for two spouses who want to provide a death benefit for their children.

A last survivor policy may not be the right kind of policy for someone who wants to provide a death benefit for his or her spouse. In that case, a policy that insures a single life may be more appropriate.

Last survivor policies
A last survivor policy provides a death benefit which is paid on the death of the last surviving insured. The other significant differences between single insured policies and last survivor policies are:

•The cost of insurance charge under last survivor policies is determined in a manner that reflects the anticipated mortality of two people.

•We require satisfactory evidence of insurance for both people to be insured by the last survivor policy.

•For a last survivor policy to be reinstated, both people must be alive on the date of reinstatement.

•The last survivor policy provisions regarding misstatement of age or sex, suicide and incontestability apply to both people.

If you would like to change the beneficiary of your policy, please contact us or your registered representative for a change of beneficiary form. We can process the change only if we receive your instructions in writing.

Beneficiaries
The beneficiary is the person, people, entity or entities you name to receive the death benefit proceeds. Here are some things you need to know about naming beneficiaries:

•You can name one or more primary beneficiaries who each receive an equal share of the death benefit proceeds unless you tell us otherwise. If one beneficiary dies, his or her share will pass to the surviving primary beneficiaries in proportion to the share of the proceeds they’re entitled to receive, unless you tell us otherwise.

•You can also name a contingent beneficiary for each primary beneficiary you name. The contingent beneficiary will receive the death benefit proceeds if the primary beneficiary dies.

•You can choose to make your beneficiary permanent (sometimes called irrevocable). You cannot change a permanent beneficiary’s rights under the policy without his or her permission.

If none of your beneficiaries is still living when the death benefit proceeds are payable, you as the policy owner will receive the proceeds. If you’re no longer living, the proceeds will go to your estate.

You can change your beneficiary at any time while any insured is still living, and while the policy is in force. The change will be effective as of the day you signed the change of beneficiary form.

Policy date, monthly payment date, policy anniversary date In Massachusetts, the policy date is known as the issue date.

Your policy date

This is usually the day we approve your policy application. It’s also the beginning of your first policy year. Your policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your policy date.

The policy date is set so that it never falls on the 29th, 30th or 31st of any month. We’ll apply your first premium payment as of your policy date or as of the day we receive your premium, whichever is later.

Backdating your policy

In Ohio, your policy can be backdated only three months.

You can have your policy backdated, as long as we approve it. However, the policy date may not be earlier than the date we receive your initial premium. Backdating in some cases may lower your cost of insurance rates since these rates are based on the ages of the insureds. Your first premium payment must cover the period between the backdated policy date and the day your policy is issued.

Re-dating your policy

Once your policy is issued, you may request us to re-date your policy to the date it is delivered to you, or the date we receive the initial premium, if earlier than the delivery date. Re-dating will only be allowed back to the date money is received on your policy. If your delivery date is the 29 th , 30 th or 31 st of any month, the policy will be dated the 28 th of that month.

It may be disadvantageous to request that the policy be re-dated. A new policy date may cause the ages of the insureds for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since policy date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date policies that are issued with a temporary insurance premium, initial premium, or funds from an IRC Section 1035 exchange.

Your monthly payment date

This is the day we deduct the monthly charges from your policy’s accumulated value. The first monthly payment date is your policy date, and it’s the same day each month thereafter. Monthly charges are explained in the section called Your policy’s accumulated value.

Your policy anniversary date

This is the same day as your policy date every year after we issue your policy. A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

PACIFIC SELECT ESTATE MAXIMIZER BASICS

Understanding policy expenses

and cash flow (including fees and charges of fund portfolios)

The chart to the right illustrates how cash normally flows through a Pacific Select Estate Maximizer policy.

Investment earnings will increase your policy’s accumulated value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your policy in force will be influenced by the investment results of the investment options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your policy. These are explained in the pages that follow.

We hold your premium payment in the Money Market investment option until the free look transfer date. Please turn to Right to cancel for details.

Statements and reports we’ll send you

We send the following statements and reports to policy owners:

• a confirmation for many financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging and portfolio rebalancing programs are reported on your quarterly policy statement.

• a quarterly policy statement. The statement will tell you the accumulated value of your policy by investment option, cash surrender value, the amount of the death benefit, the policy’s face amount, and any outstanding loan amount. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• financial statements, at least annually or as required by law, of the separate account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund.

Your right to cancel

There are special rules for the free look period in certain states. Here are some examples:

• In California the free look period ends 30 days after you receive your policy if you’re 60 years old or over or if you’re replacing another life insurance policy.

• In Colorado the free look period ends after 15 days.

• In North Dakota the free look period ends after 20 days.

• Pennsylvania requires that you exercise your right to cancel your policy within 10 days after you receive it, regardless of the date you signed your application.

Please call us or your registered representative if you have questions about your right to cancel your policy.

Your policy provides a free look period once it is in force. During the free look period, you have the right to cancel (or refuse) your policy and return it to us or your registered representative for a refund.

The amount of your refund will be the premium payments you’ve made, unless you have taken a loan during the free look period. We’ll always deduct any outstanding loan amount from the amount we refund to you.

You’ll find a complete description of the free look period that applies to your policy on the policy’s cover sheet, or on a notice that accompanied your policy. Generally, the free look period ends on the latest of the following:

• 10 days after you receive your policy (20 days for many states if you are replacing another life insurance policy)

• 10 days after we mail or deliver this prospectus which includes a notice of your right of withdrawal

• 45 days after you complete and sign your policy application.

We hold the net premiums in the Money Market investment option until the free look transfer date. On that day, we’ll transfer the accumulated value in the Money Market investment option to the investment options you’ve chosen.

The free look transfer date is the latest of the following:

• 15 days after we issue your policy

• 45 days after you complete and sign your policy application

• the day we receive your minimum initial premium

• when we consider your policy to be in force.

PACIFIC SELECT ESTATE MAXIMIZER BASICS

Timing of payments, forms and
requests

A business day, called a valuation date in your policy, is any day that the New York Stock Exchange and our life insurance client services offices are open. It usually ends at 4:00 p.m. Eastern time.

The New York Stock Exchange is usually closed on weekends and on the following days:
•New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day,
and
•the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday
•the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

Our client services offices are also usually closed on the following days:
•the Monday before New Year’s Day, July Fourth, or Christmas Day, if any of these holidays falls on a Tuesday
•the Tuesday before Christmas Day if that holiday falls on a Wednesday
•the Friday after New Year’s Day, July Fourth or Christmas Day, if any of these holidays falls on a Thursday
•the Friday after Thanksgiving.

Call us or contact your registered representative if you have any questions about the proper form required for a request.

To request payment of death benefit proceeds, send us proof of death and payment instructions.

Effective date
Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears on the back cover of this prospectus.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request on or after 4:00 p.m. Eastern time on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

Proper form
We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us.

When we make payments and transfers
We’ll normally send the proceeds of transfers, withdrawals, loans, surrenders, exchanges and death benefit payments within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the variable investment options under unusual circumstances, for example, if:

•the New York Stock Exchange closes on a day other than a regular holiday or weekend
•trading on the New York Stock Exchange is restricted
•an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a variable account’s assets, or
•the SEC permits a delay for the protection of policy owners.

We may delay transfers and payments from the Fixed account, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the Fixed account that we delay for 30 days or more.

We pay interest at an annual rate of at least 3% on death benefit proceeds, calculated from the day the last surviving person insured by the policy dies to the day we pay the proceeds.

Telephone and electronic transactions Please ask your registered representative for more information regarding electronic transactions.
You can make loans or transfers, and give us instructions regarding the dollar cost averaging program or portfolio rebalancing program, by telephone any time after the free look period as long as we have your signed authorization form on file.

Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a telephone and electronic authorization form with us.

Here are some things you need to know about telephone and electronic transactions:

•You must complete a telephone and electronic authorization form.
•If your policy is jointly owned, all joint owners must sign the telephone and electronic authorization. We’ll take instructions from any owner or anyone you appoint.
•We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We’ll send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

When you send us your telephone and electronic authorization form, you agree that:

•we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically
•neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures
•you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

THE DEATH BENEFIT

We’ll pay death benefit proceeds to your beneficiary after the last surviving insured dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

Your policy’s initial amount of insurance coverage is its initial face amount. We determine the face amount based on instructions provided in your application.

The minimum face amount when a policy is issued is usually $100,000, but we may reduce this in some circumstances.

You’ll find your policy’s face amount, which includes any increases or decreases, in the specification pages in your policy.

Here are some things you need to know about the death benefit:

•The death benefit will always be the greater of the face amount or the guideline minimum death benefit.

•The death benefit will never be lower than the face amount of your policy. The death benefit proceeds will always be reduced by any outstanding loan amount.

•We’ll pay the death benefit proceeds to your beneficiary when we receive proof of the death of the insured, or of the last surviving insured under a last survivor policy.

The guideline minimum death
benefit

If your policy’s death benefit is equal to the guideline minimum death benefit, and the net amount at risk is more than three times the death benefit on the policy date, we may reduce the death benefit by making withdrawals from your policy.

We will not charge you a withdrawal fee, but the withdrawals may be taxable. Please turn to Withdrawals, surrenders and loans for information about making withdrawals.

The guideline minimum death benefit is the minimum death benefit needed for your policy to qualify as life insurance under Section 7702 of the Internal Revenue Code. If the face amount is less than the guideline minimum death benefit, we’ll adjust your death benefit to equal the guideline minimum death benefit.

We calculate the guideline minimum death benefit by multiplying the accumulated value of your policy by a death benefit percentage. This percentage is based on the age of the younger insured, and will increase over time. You’ll find a table of guideline minimum death benefit percentages in the Appendix and in the policy.

Your death benefit
The graph below illustrates how a modified single premium variable life insurance policy works. The initial death benefit is always higher than your single premium payment. Should the amount of your accumulated value draw near your death benefit amount, the death benefit will also increase.

When we pay the death benefit

Your beneficiary can choose to receive the death benefit proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the proceeds to your beneficiary within five years of the death of the last surviving person insured by the policy, we’ll be required to pay them to the state.

We calculate the amount of the death benefit proceeds as of the end of the day the insured, or the last surviving insured under a last survivor policy, dies. If that person dies on a day that is not a business day, we calculate the proceeds as of the next business day.

Your policy’s beneficiary must send us proof that the insured or both insureds died while the policy was in force, along with payment instructions. Under a last survivor policy, if both insureds die at the same time, or if it’s not clear who died first, we’ll assume the younger of the two died first.

Death benefit proceeds equal the total of the death benefit provided by your policy, minus any outstanding loan amount, minus any overdue charges.

We’ll pay interest at an annual rate of at least 3% on the death benefit proceeds, calculated from the day the last surviving insured dies to the day we pay the proceeds. In some states we may pay a higher rate of interest if required by law.

Examples of death benefit

Net amount at risk is the difference between the death benefit and the accumulated value of your policy.

Policy A assumes the following:

• a single life policy for a male non-smoker age 63 at the time the policy was issued

• face amount is $100,000

• accumulated value at year 5 is $90,000

• the death benefit percentage for the guideline minimum death benefit is 118%

• the guideline minimum death benefit is $106,200 (accumulated value times a death benefit percentage factor of 118%)

Policy B uses the same assumptions as Policy A, but has an accumulated value of $60,000. Because accumulated value is less, the guideline minimum death benefit is now $70,600 ($60,000 times a death benefit factor of 118%).

The tables below show how the death benefit is determined. The examples are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

Keep in mind that cost of insurance charges, which affect your policy’s accumulated value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, your cost of insurance increases. Accumulated value also varies depending on the performance of the investment options in your policy.

Examples	The death benefit is the larger of these two amounts
Policy	Death benefit under the policy	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

Policy A	$100,000	$106,200	$15,938.76
Policy B	$100,000	$70,600	$39,754.01

THE DEATH BENEFIT

Optional rider

We offer other variable life insurance policies which provide insurance protection on the lives of two people or on the life of one person. The loads and charges on these policies may be different.

Ask your registered representative for more information about the rider available with the policy, or about other kinds of life insurance policies offered by Pacific Life.

There may be tax consequences if you exercise your rights under the Accelerated living benefits rider. Please see Variable life insurance and your taxes for more information.

A sample of the provisions of the extra optional benefit is available from us upon written request.

There is an optional rider that provides extra benefits. The rider is not available in every state.

Certain restrictions may apply and are described in the rider.

•Accelerated living benefits rider
Gives the policy owner access to a portion of the policy’s death benefit if the last surviving insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

HOW PREMIUMS WORK

Your policy may give you flexibility to choose to make additional premium payments.
The amount and period of time over which you make any additional premium payments may affect whether your policy will be classified as a modified endowment contract, or no longer qualifies as life insurance for tax purposes. See Variable life insurance and your taxes for more information.

We usually set the amount of your first premium payment. You can schedule the amount and frequency of remaining premium payments within certain limits. Each premium payment must be at least $50.

We do not deduct a premium load from any premium payment. We allocate your premium to the investment options you’ve chosen. Depending on the performance of your investment options, and on how many withdrawals, loans or other policy features you’ve taken advantage of, you may need to make additional premium payments to keep your policy in force.

Your first premium payment The guideline single premium is the maximum premium that can be paid to purchase a chosen face amount and still qualify the policy as life insurance for tax purposes.
The minimum initial premium to purchase a policy is $10,000 if the insured’s age is less than 70, and $50,000 if the insured’s age is greater than 69. If this is a last survivor policy, the minimum initial premium is based upon the age of the younger insured.

You may elect the initial premium to be 80%, 90% or 100% of the guideline single premium.

The amount of the cost of insurance charge is calculated based on your policy’s face amount and the age, smoking status, gender (unless unisex cost of insurance rates apply), and risk classes of the insured, or both insureds under a last survivor policy.

We will not issue a policy until we receive the entire initial premium.

Additional premium payments

Your policy could lapse if the accumulated value, less any outstanding loan amount, is not enough to pay your monthly charges. Turn to Your policy’s accumulated value for more information.

You have limited ability to make additional premium payments.

Additional premium payments of at least $1,000 are permitted under the following circumstances:

•An additional payment is required to keep the policy from lapsing.

•The additional payment would not exceed the premium limits allowed by the Internal Revenue Service to qualify the policy as a life insurance contract.

We may require satisfactory evidence of insurability if accepting an additional premium payment would make the death benefit of the policy greater than the face amount.

We may require that you pay any outstanding loan before we accept any additional premium payments.

Paying your premium
Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•by personal check, drawn on a U.S. bank
•by cashier’s check, money order, and traveler’s checks in single denominations of $10,000 or more if they originate in a U.S. bank
•by cashier’s checks of less than $10,000 for non-qualified IRC Section 1035(a) exchanges, that are requested by Pacific Life
•by third party check, when there is a clear connection of the third party to the underlying transaction
•wire transfers that originate in U.S. banks.

HOW PREMIUMS WORK

We may not accept premium payments in the following forms:

•cash
•credit card or check drawn against a credit card account
•cashier’s check, money order or traveler’s checks in single denominations of less than $10,000
•cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank
•third party check, if there is not a clear connection of the third party to the underlying transaction
•wires that originate from foreign bank accounts.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your check has cleared.

Allocating your premiums Please turn to Your investment options for more information about the investment options.
We allocate your first premium on the free look transfer date. We hold your premiums in the Money Market investment option until the free look transfer date, and then transfer them to the investment options you’ve chosen. We currently limit your allocations to 20 investment options at one time.

We generally allocate any additional premiums to the investment options you’ve chosen on your application on the day we receive them.

Portfolio optimization

Portfolio optimization is an asset allocation service we offer for use with your policy. Asset allocation is the distribution of investments among asset classes and involves decisions about which asset classes should be selected and how much of the total accumulated value should be allocated to each asset class. The theory of portfolio optimization is that diversification among asset classes can help reduce volatility over the long-term.

The actual percentage allocations within the portfolio model that matches your investment profile are described in the investment policy statement for that model. You should consult with your financial adviser or investment professional to assist you in determining which model meets your financial needs, investment time horizon, and is consistent with your risk comfort level.

Pacific Life and Ibbotson Associates, one of the premier firms in designing asset allocation-based investment strategies, developed five model portfolios, each comprised of a carefully selected combination of Pacific Select Fund portfolios. The portfolios are selected by evaluating the asset classes represented by the underlying securities holdings of the portfolios and combining portfolios to combine major types of asset classes based on historical asset performance and attribution analysis in a way intended to optimize returns given a particular level of risk tolerance. The analysis is accomplished by using a state-of-the-art program and a statistical analytical technique known as “mean-variance optimization”. This portfolio optimization analysis is performed each year to help maintain the risk/return profile of the models.

If you select a portfolio optimization model, your initial net premium payment (in the case of a new application) or accumulated value, as applicable, will be allocated to the investment options according to the model you select. Subsequent net premium payments, if allowed by your policy, will also be allocated accordingly, unless otherwise instructed by you in writing. If you choose, you can rebalance your accumulated value quarterly, semi-annually, or annually to maintain the asset allocation given in your portfolio optimization model. If you also allocate part of your net premium payment or accumulated value outside the model, rebalancing is only permitted within the model. Each model may change and investment options may be added to or deleted from a model as a result of the annual analysis.

Unless you provide written authorization, we will not automatically adjust your accumulated value and net premium payments among investment options to reflect updates to the model. You may change your allocations at any time by writing or sending a fax. If we have your completed telephone and electronic authorization form on file, you can call us at 1-800-800-7681 or submit a request electronically through your appointed agent. Or you can ask your registered representative to contact us.

To enroll in portfolio optimization, you must submit to us, together with any other required forms, a completed, signed and dated portfolio optimization acknowledgment contained in the investment policy statement. The investment policy statement describes the portfolio optimization model that matches your investment profile, based on the responses you provide regarding your financial needs, investment time horizon and risk comfort level, on the investor profile questionnaire. Your financial advisor or investment professional can assist you in completing the proper forms. We have the right to terminate or change the portfolio optimization service at any time.

Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience some volatility. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you would have been better off in an investment option or options representing a single asset class than in a model. The value of the variable accounts will fluctuate, and when redeemed, may be worth more or less than the original cost.

Limits on the premium payments you can make
Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations:

•If accepting the premium means your policy will no longer qualify as life insurance for federal income tax purposes.

You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes.
•If your policy was issued in exchange for a policy that was not a modified endowment contract, and applying the premium in that policy year means your policy will become a modified endowment contract.

•If applying the premium payment to your policy will increase the net amount at risk. This will happen if your policy’s death benefit is equal to the guideline minimum death benefit or would be equal to it once we applied your premium payment.

You’ll find more detailed information regarding these situations in the SAI.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated value is used as the basis for determining policy benefits and charges.
Accumulated value is the value of your policy on any business day.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your policy. It may also affect the amount of the death benefit.

The accumulated value of your policy is not guaranteed – it depends on the performance of the investment options you’ve chosen, the premium payments you’ve made, policy charges and how much you’ve borrowed or withdrawn from the policy.

Calculating your policy’s accumulated value Please see Taking out a loan for information about loans and the loan account
Your policy’s accumulated value is the total amount allocated to the variable investment options and the fixed option, plus the amount in the loan account.

We determine the value allocated to the variable investment options on any business day by multiplying the number of accumulation units for each variable investment option credited to your policy on that day, by the variable investment option’s unit value at the end of that day. The process we use to calculate unit values for the variable investment options is described in Your investment options.

Monthly deductions

If there is not enough accumulated value to pay the monthly charge, your policy could lapse. The performance of the investment options you choose, making withdrawals, or taking out a loan all affect the accumulated value of your policy.

You’ll find a discussion about when your policy might lapse, and what you can do to reinstate it, later in this section.

We guarantee that certain charges will not increase:
•the guaranteed rates for the cost of insurance
•the administrative charge
•the tax expense charge
•the mortality and expense risk charge.

We deduct a monthly charge from your policy’s accumulated value in the investment options each monthly payment date.

Unless you tell us otherwise, we deduct the monthly charge from the investment options that make up your policy’s accumulated value, in proportion to the accumulated value you have in each option. This charge is made up of three charges:

Cost of insurance
This charge is for providing you with life insurance protection. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as payment of distribution and administrative expenses.

There are maximum or guaranteed cost of insurance rates associated with your policy.

The guaranteed rates include the insurance risks associated with insuring one person or two people. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables, age last birthday, or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of each insured unless unisex rates are required.

If your initial premium was 100% of the guideline single premium we may charge less than the guaranteed maximum cost of insurance charge.

How we calculate cost of insurance

We calculate cost of insurance by multiplying the cost of insurance rate by a discounted net amount at risk at the beginning of each policy month.

Net amount at risk for the cost of insurance calculation is the difference between a discounted death benefit that would be payable if the insured or both insureds died, and the accumulated value of your policy. We calculate it in two steps:

• Step 1: we divide the death benefit that would be payable at the beginning of the policy month by 1.002466.

• Step 2: we subtract your policy’s accumulated value at the beginning of the policy month from the amount we calculated in step 1.

Administrative charge

An example

For a policy in policy year 10 with
•accumulated value of $50,000 after deducting any outstanding loan amount.

The monthly administrative charge is $12.50 ($50,000 X .025%).

The monthly mortality and expense risk charge is $37.50.

If the policy is in policy year 11,
the mortality and expense risk
charge is reduced to $29.17
($50,000 X .0583333%).

We deduct a charge of 0.025% (0.30% annually) of the accumulated value in the investment options to help cover the costs of administering and maintaining our policies. In addition, if the accumulated value is less than $50,000 on any policy anniversary date, a $40 fee is charged on that monthly payment date.

Tax expense charge
We deduct a charge of 0.0333333% (0.40% annually) of the accumulated value to pay applicable state and local taxes and federal taxes under Section 848 of the Internal Revenue Code. After policy year 10, the tax expense charge is zero – in other words, you no longer pay any tax expense charge.

The tax expense charge deduction over 10 policy years approximates our average costs for taxes related to premiums. Taxes on premiums vary from state to state, and in some instances, among municipalities. These taxes range from 2.00% to 14.00%.

Mortality and expense risk charge
Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

The mortality and expense risk charge helps compensate us for these risks. This charge is equal to 0.075% (0.90% annually) of accumulated value in the investment options. After 10 policy years, this charge is reduced to 0.0583333% (0.70% annually). We guarantee this charge will not increase.

YOUR POLICY’S ACCUMULATED VALUE

Lapsing and reinstatement
Your policy will lapse if there is not enough accumulated value, after subtracting any outstanding loan amount, to cover the monthly charge on the day we make the deduction. Your policy’s accumulated value is affected by the following:

•loans or withdrawals you make from your policy
•any additional premium payments
•the performance of your investment options
•charges under the policy.

There is no guarantee that your policy will not lapse.

If your policy lapses, you could face significant income tax liability in the year of the lapse. Tax issues are described in detail in Variable life insurance and your taxes.
If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your policy to, a notice telling you the minimum amount you have to pay to keep your policy in force. This minimum amount is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge.

We’ll give you a grace period of 61 days from when we send the notice to pay the required premium. Your policy will remain in force during the grace period.

If you do not make the minimum payment
If we do not receive your payment within the grace period, your policy will lapse with no value. This means we’ll end your life insurance coverage.

If you make the minimum payment
If we receive your payment within the grace period, we’ll allocate your premium to the investment options you’ve chosen and deduct the monthly charge from your investment options in proportion to the accumulated value you have in each option.

If your policy is in danger of lapsing and you have an outstanding loan amount, you’ll have to repay a portion of your outstanding loan amount to stop your policy from lapsing.

How to avoid future lapsing
To stop your policy from lapsing in the future, you may want to make an additional premium payment if tax laws permit it. Or if you have a loan, you will need to repay a portion if it.

Paying death benefit proceeds during the grace period
If the insured or last surviving insured dies during the grace period, we’ll pay death benefit proceeds to your beneficiary. We’ll reduce the payment by any unpaid monthly charges and any outstanding loan amount.

Reinstating a lapsed policy
If your policy lapses, you have three years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

•a written application

•evidence satisfactory to us that the insured, or both insureds for a last survivor policy, are still insurable

•a premium payment sufficient to keep your policy in force for three months after the day your policy is reinstated

•payment of all unpaid monthly charges that were due in the grace period.

We’ll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. When we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed, plus an additional premium payment. We’ll allocate it according to your most recent premium allocation instructions.

Reinstating a lapsed policy with an outstanding loan amount
If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

•If we reinstate your policy on or before the first monthly payment date that immediately follows the lapse, we’ll also reinstate the loan amount that was outstanding the day your policy lapsed.

•If we reinstate your policy on any monthly payment date other than the monthly payment date that immediately follows the lapse, we’ll deduct the outstanding loan amount from your policy’s accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated.

YOUR INVESTMENT OPTIONS

This section tells you about the investment options available under your policy and how they work.
You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization form on file, you can call us at 1-800-800-7681 or submit a request electronically through your appointed agent. Or you can ask your registered representative to contact us.

You’ll find information about when we allocate net premiums to your investment options in How premiums work.

Your policy’s accumulated value may be allocated to up to 20 investment options at any one time.

We put your premium payments in our general and separate accounts. We own the assets in our accounts and allocate your net premiums to the investment options you’ve chosen. Amounts allocated to the Fixed account are held in our general account. Amounts allocated to the variable investment options are held in our separate account.

You choose your initial investment options on your application. If you choose more than one investment option, you must tell us the dollar amount or percentage you want to allocate to each option. You can change your premium allocation instructions at any time.

The investment options you choose, and how they perform, will affect your policy’s accumulated value and may affect the death benefit. Please review the investment options carefully and ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Make sure you understand any costs you may pay directly and indirectly on your investment options because they will affect the value of your policy.

Variable investment options

Variable investment options are also known as variable accounts. These variable accounts are divisions of our separate account. We bear the direct operating expenses of our separate account. For more information about how these accounts work, see About Pacific Life.

We’re the investment adviser for the Pacific Select Fund. We oversee the management of all the fund’s portfolios, and manage two of the portfolios directly. We’ve retained other portfolio managers to manage the other portfolios.

You can choose from 33 variable investment options. Each variable investment option is set up as a variable account under our separate account and invests in a corresponding portfolio of the Pacific Select Fund. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your policy’s accumulated value will fluctuate depending on the investment options you’ve chosen. You bear the investment risk of any variable investment options you choose.

The following chart is a summary of the Pacific Select Fund portfolios. You’ll find detailed descriptions of the portfolios in the Pacific Select Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the fund prospectus carefully before investing.

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Blue Chip	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of “blue chip” companies and related derivatives.	A I M Capital Management, Inc.
Aggressive Growth	Long-term growth of capital.	Equity securities of small- and medium-sized growth companies.	A I M Capital Management, Inc.
Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and securities whose principal markets are in the U.S.	Capital Guardian Trust Company
Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies	Capital Guardian Trust Company
International Large-Cap	Long-term growth of capital.	Equity securities of large non-U.S. companies and securities whose principal markets are outside of the U.S.	Capital Guardian Trust Company
I-Net Tollkeeper	Long-term growth of capital.	Equity securities of companies which use, support, or relate directly or indirectly to use of the Internet.	Goldman Sachs Asset Management
Financial Services	Long-term growth of capital.	Equity securities in the financial services sector (including derivatives).	INVESCO Funds Group, Inc.
Health Sciences	Long-term growth of capital.	Equity securities in the health sciences sector (including derivatives).	INVESCO Funds Group, Inc.
Technology	Long-term growth of capital.	Equity securities in the technology sector (including derivatives).	INVESCO Funds Group, Inc.
Telecommunications	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities in the telecommunications sector (including derivatives).	INVESCO Funds Group, Inc.
Strategic Value	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	Janus Capital Management LLC
Growth LT	Long-term growth of capital consistent with the preservation of capital.	Equity securities of a large number of companies of any size.	Janus Capital Management LLC
Focused 30	Long-term growth of capital.	Equity securities selected for their growth potential.	Janus Capital Management LLC
Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management
International Value	Long-term capital appreciation.	Equity securities of relatively large companies located in developed countries outside of the U.S.	Lazard Asset Management
Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	MFS Investment Management
Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	MFS Investment Management

YOUR INVESTMENT OPTIONS

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Global Growth	Long-term growth of capital.	Equity securities of any size located within and outside of the U.S.	MFS Investment Management
Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the Standard & Poor’s 500 Composite Stock Price Index (including derivatives).	Mercury Advisors
Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors
Real Estate	Current income and long-term capital appreciation.	Equity securities of companies in the U.S. real estate industry.	Morgan Stanley Asset Management
Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.
Main Street® Core (formerly called Large-Cap Core)	Long-term growth of capital and income.	Equity securities of large dividend-paying U.S. companies.	OppenheimerFunds, Inc.
Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.
Inflation Managed	Maximize total return consistent with prudent investment management.	Inflation-indexed bonds of varying maturities.	Pacific Investment Management Company LLC
Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity.	Pacific Investment Management Company LLC
Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life
High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life
Equity Income	Current income. (Capital growth is of secondary importance.)	Equity securities of large U.S. companies.	Putnam Investment Management, LLC
Research	Long-term growth of capital.	Equity securities of large U.S. companies.	Putnam Investment Management, LLC
Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of large U.S. growth-oriented companies.	Putnam Investment Management, LLC
Aggressive Equity	Capital appreciation.	Equity securities of small and medium-sized companies.	Putnam Investment Management, LLC
Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies.	Salomon Brothers Asset Management Inc.

An example

You ask us to allocate $6,000 to the Inflation Managed investment option on a business day. At the end of that day, the unit value of the variable account is $15. We’ll credit your policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is not the same as the value of a share in the underlying portfolio.

For information about timing of transactions, see Pacific Select Estate Maximizer basics.

Calculating unit values
When you choose a variable investment option, we credit your policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the variable account. Similarly, the number of accumulation units in your policy will be reduced when you make a transfer, withdrawal or loan from a variable investment option, and when your monthly charges are deducted.

The value of an accumulation unit is the basis for all financial transactions relating to the variable investment options. We calculate the unit value for each variable account once every business day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we’ll use the next unit value calculated after we receive your written request. If we receive your written request before 4:00 p.m. Eastern time, we’ll use the unit value calculated as of the end of that business day. If we receive your request on or after 4:00 p.m. Eastern time, we’ll use the unit value calculated as of the end of the next business day.

If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day. For your monthly charge, we’ll use the unit value calculated on your monthly payment date. If your monthly payment date does not fall on a business day, we’ll use the unit value calculated as of the end of the next business day.

The unit value calculation is based on the following:

•the investment performance of the underlying portfolio
•any dividends or distributions paid by the underlying portfolio
•any charges for any taxes that are, or may become, associated with the operation of the variable account.

The unit value of a variable account will change with the value of its corresponding Pacific Select Fund portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.

You’ll find more about Pacific Select Fund fees and expenses in Fee tables and in the fund prospectus.
Fees and expenses paid by the Pacific Select Fund
The Pacific Select Fund pays advisory fees and other expenses. These are deducted from the assets of the fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your policy. If you choose a variable investment option, these fees and expenses affect you indirectly because they reduce portfolio returns. The fund is governed by its own Board of Trustees.

YOUR INVESTMENT OPTIONS

Fixed account

The Fixed account is not a security, so it does not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about this option. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about this option. For more information about the general account, see About Pacific Life.

You can also choose a fixed option: the Fixed account. The Fixed account provides a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed account are held in our general account.

Here are some things you need to know about the Fixed account:

•Accumulated value allocated to the Fixed account earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3%.
•We may offer a higher annual interest rate on the Fixed account. If we do, we’ll guarantee the higher rate for one year.
•There are no investment risks.
•There are limitations on when and how much you can transfer from the Fixed account. These limitations are described below in Transferring among investment options.

Transferring among
investment options

You can make transfers and use transfer programs only after the free look transfer date. For more information, please see Pacific Select Estate Maximizer basics.

You can make a transfer to the Fixed account any time during the first 18 months of your policy.

You can transfer among your investment options any time during the life of your policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer programs. You’ll find more information about making telephone and electronic transfers in Pacific Select Estate Maximizer basics.

Transfers will normally be effective as of the end of the business day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

•Your policy’s accumulated value may be invested in up to 20 investment options at one time.
•If you’re making transfers between variable investment options, there is no minimum amount required and you can make as many transfers as you like.

We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed account. Please contact us or your registered representative to find out if a waiver is currently in effect.

•You can make transfers from the variable investment options to the Fixed account only in the policy month right before each policy anniversary.
•You can only make one transfer from the Fixed account in any 12-month period. Your transfer is limited to $5,000 or 25% of your policy’s accumulated value in the Fixed account.
•Currently, there is no charge for making a transfer but we may charge you in the future.
•There is no minimum required value for the investment option you’re transferring to or from.
•You cannot make a transfer if your policy is in the grace period and is in danger of lapsing.
•We can restrict or suspend transfers.
•We may choose to impose limits on transfer amounts, the value of the investment options you’re transferring to or from, or the number and frequency of transfers you can make.

Market-timing restrictions
The policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the fund and raise expenses. This in turn can have an adverse effect on portfolio performance and therefore your policy’s performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the policy.

If we determine that your transfer patterns reflect a market timing strategy, we reserve the right, in our sole discretion and without prior notice, to take restrictive action. Such restrictions could include:

• not accepting transfer instructions from a policy owner, and

• restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium,

• not accepting transfer instructions from an agent acting on behalf of more than one policy owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one policy owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer programs
We offer two programs that allow you to make automatic transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing programs, you can transfer among the variable investment options.

We have the right to discontinue, modify or suspend any of the transfer programs at any time.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.

Dollar cost averaging program
Our dollar cost averaging program allows you to make scheduled transfers of $50 or more between variable investment options without paying a transfer fee. It does not allow you to make transfers to or from the Fixed account. We process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a variable investment option to start the program. Detailed information appears in the SAI.

We will not charge you for the dollar cost averaging program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.

Because the portfolio rebalancing program matches your original percentage allocations, we may transfer money from an investment option with relatively higher returns to one with relatively lower returns.

Portfolio rebalancing program
As the value of the underlying portfolios changes, the value of the allocations to the variable investment options will also change. The portfolio rebalancing program automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Detailed information appears in the SAI.

We do not currently charge for the portfolio rebalancing program or for transfers made under this program.

WITHDRAWALS, SURRENDERS AND LOANS

Making a withdrawal, taking out a loan or surrendering your policy can change your policy’s tax status, generate taxable income, or make your policy more susceptible to lapsing. Be sure to plan carefully before using these policy benefits.

If you withdraw a larger amount than you’ve paid into your policy, your withdrawal may be considered taxable income.

For more information, see Variable life insurance and your taxes.

You can take out all or part of your policy’s accumulated value while your policy is in force by making withdrawals or surrendering your policy. You can take out a loan from us using your policy as security. You can also use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making withdrawals

You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

We will not accept your request to make a withdrawal if it will cause your policy to become a modified endowment contract, unless you’ve told us in writing that you want your policy to become a modified endowment contract.

You can withdraw part of your policy’s net cash surrender value starting on your policy’s first anniversary. Here’s how it works:

• You must send us a written request that’s signed by all owners.
• Each withdrawal must be at least $1,000, and the net cash surrender value of your policy after the withdrawal must be at least $10,000.
• If your policy has an outstanding loan amount, the maximum withdrawal you can take is the amount, if any, by which the cash surrender value just before the withdrawal, exceeds the outstanding loan amount divided by 90%.
• If you make a withdrawal during the first nine policy years, we will assess a surrender charge against the portion of the withdrawal we consider to be return of initial premium.
• If you do not tell us which investment options to take the withdrawal from, we’ll deduct the withdrawal and any corresponding surrender charge from all of your investment options in proportion to the accumulated value you have in each option.
• The accumulated value, cash surrender value and net cash surrender value of your policy will be reduced by the amount of each withdrawal and any corresponding surrender charge.
• If the person or last surviving person insured under the policy dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any death benefit proceeds owing.

Preferred withdrawal

The free withdrawal amount is the lesser of contract earnings under the policy or 10% of the initial premium.

An example

For a policy with:
• initial premium of $50,000
• accumulated value of $54,000 at the time of withdrawal
• withdrawal amount of $6,000
• no prior withdrawals

The free withdrawal amount is $4,000, which is the lesser of:
• $4,000 earnings ($54,000 – $50,000)
• $5,000 ($50,000 X 10%)

A preferred withdrawal is the amount of the first withdrawal in any policy year that does not exceed the free withdrawal amount.

There is no surrender charge applied to preferred withdrawals. Withdrawals in excess of the free withdrawal amount and any subsequent withdrawals in the same policy year may be subject to the surrender charge.

It is possible that there is no free withdrawal amount on your policy if there are no earnings at the time of the withdrawal. If you have made any withdrawals in a policy year, and none was a preferred withdrawal, the free withdrawal amount is available for the next withdrawal in that policy year.

For purposes of determining this amount, earnings under the policy are:

• accumulated value
• less total premiums paid
• plus all prior partial withdrawals deemed to be withdrawals of premium for surrender charge purposes.

How withdrawals affect your policy’s death benefit

Making a withdrawal will reduce your policy’s death benefit in direct proportion to the reduction in the policy’s accumulated value.

How withdrawals affect your policy’s face amount

A withdrawal may reduce your face amount. The face amount will be reduced by the amount, if any, by which the face amount exceeds the death benefit immediately after the withdrawal.

Decreases in the face amount and death benefit will be limited so that the policy complies with the definition of life insurance in the Internal Revenue Code.

Taking out a loan

The amount in the loan account, plus any interest you owe, is referred to throughout this prospectus as your outstanding loan amount. Your policy refers to this amount as policy debt.

Taking out a loan will affect the growth of your policy’s accumulated value, and may affect the death benefit.

If you live in Connecticut, the minimum amount you can borrow is $200. If you live in Oregon, the minimum amount is $250.

You can borrow money from us any time while your policy is in force. The minimum amount you can borrow is $500, unless there are restrictions in your state. The maximum amount available to borrow is less than 100% of your accumulated value.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in Pacific Select Estate Maximizer basics.

Here’s how it works:

• When you borrow money from us, we use your policy’s accumulated value as security. To secure the loan, we transfer an amount equal to the amount you’re borrowing from your accumulated value in the investment options to the loan account.

• Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 6.0% during the first 10 policy years, and 5.0% thereafter.

• The accumulated value set aside to secure your loan also earns interest. The amount in the loan account earns interest daily at an annual rate of 4.5%.

A portion of your policy debt may qualify as a preferred loan. Subject to the other loan limitations listed, the maximum amount available as a preferred loan is the excess of the accumulated value over the premiums paid.

Preferred loan

Interest owing on the amount you’ve borrowed as a preferred loan accrues daily interest at an annual rate of 5.25% during the first 10 years of the policy. Starting on the 11th year of the policy, interest accrues at an annual rate of 4.75%. We will determine the amount of a loan that is a preferred loan on the date of the loan, and we will redetermine the total amount of preferred loans on each policy anniversary. Loan repayments will be considered repayment of preferred loans last.

Paying off your loan

You can pay off all or part of the loan any time while your policy is in force. While you have an outstanding loan, we’ll treat any money you send us as a premium payment unless you tell us in writing that it’s a loan repayment.

WITHDRAWALS, SURRENDERS AND LOANS

Your outstanding loan amount could result in taxable income if you surrender your policy, if your policy lapses, or if your policy is a modified endowment contract. You should talk to your tax advisor before taking out a loan under your policy. For more information, please turn to Taking out a loan in Variable life insurance and your taxes.

What happens if you do not pay off your loan
If you do not pay off your loan, we’ll deduct the amount in the loan account, including any interest you owe, from one of the following:

• the death benefit proceeds before we pay them to your beneficiary
• the cash surrender value if you surrender your policy
• the amount we refund if you exercise your right to cancel.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your policy. For example, while your policy’s accumulated value is held in the loan account, it will miss out on the potential earnings available through the variable investment options. The amount of interest you earn on the loan account may be less than the amount of interest you would have earned from the Fixed account. These could lower your policy’s accumulated value, which could reduce the amount of the death benefit.

When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make loan repayments to prevent your policy from lapsing.

Ways to use your policy’s loan and withdrawal features

If you’re interested in using your life insurance policy to supplement your retirement income, please contact us for more information.

Ask your registered representative for illustrations showing how policy charges may affect existing accumulated value and how future withdrawals and loans may affect the accumulated value and death benefit.

You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

You can use your policy’s loan and withdrawal features to supplement your income, for example, during retirement. However, loans and withdrawals will usually be subject to taxation if the policy is a modified endowment contract.

Setting up an income stream may not be suitable for all policy owners.

Here are some things you should consider when setting up an income stream:

• the rate of return you expect to earn on your investment options
• how long you would like to receive regular income
• the amount of accumulated value you want to maintain in your policy.

Understanding the risks
Using your policy to supplement your income does not change your rights or our obligations under the policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your policy’s loan and withdrawal features. Use of these features may increase the chance of your policy lapsing.

Surrendering your policy

You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

You can surrender or cash in your policy at any time while the insured, or either insured for a last survivor policy, is still living. Your policy’s cash surrender value is its accumulated value less any surrender charge that applies. The net cash surrender value equals your policy’s cash surrender value after deducting any outstanding loan amount.

Here are some things you need to know about surrendering your policy:

• You must send us your policy and a written request.

• We’ll send you the policy’s net cash surrender value. If you surrender your policy during the first nine policy years, we’ll deduct a surrender charge. There’s no surrender charge after nine policy years.

• The surrender charge varies with the policy year according to the following schedule:

Time of withdrawal	Surrender charge

Policy year 1-2 Policy year 3 Policy year 4 Policy year 5 Policy year 6 Policy year 7 Policy year 8 Policy year 9 Policy year 10 and thereafter	10% 9% 8% 7% 6% 5% 4% 3% 0%

• Total cumulative surrender charges imposed on partial withdrawals and/or surrender of your policy will never exceed 10% of your initial premium payment or exceed the maximum prescribed by state nonforfeiture laws for life insurance. We guarantee the surrender charge rates will not increase.

Policy restoration

You may request to restore a policy you surrender if the insured, or either insured for a last survivor policy, is still living. Here’s how it works:

• We must receive your request to restore the policy along with the full amount of the surrender proceeds within 30 days from the original date of the surrender. We will not require evidence of insurability.

• If we assessed a surrender charge when you surrendered your policy, we will add the value of the charge to the surrender proceeds we receive from you.

• The surrender proceeds and any refunded surrender charge will be placed into the Fixed account as of the original date of the surrender. We will calculate and pay interest on this amount from the date of surrender to the date we process your restoration request.

• On the date we process your restoration request, we will transfer your accumulated value in the Fixed account to the investment options you choose according to your most recent premium allocation instructions.

• If you had an outstanding loan amount when you surrendered your policy, we will reinstate the loan amount that was outstanding the day you surrendered your policy.

• Once we have restored the policy, we will send you a written confirmation.

We will not restore a policy that has been surrendered for an income benefit.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your policy.
Income benefit

If you surrender or make a withdrawal from your policy, you can use the money to buy an income benefit that provides a monthly income. Your policy’s beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Pacific Select Estate Maximizer policy:

• The income benefit is based on the life of the person receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner’s life. If the policy’s beneficiary buys the income benefit, monthly income will be based on the beneficiary’s life.

• We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

• After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

• The minimum monthly income benefit calculated must be at least $100.

• For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your policy.

Paying the death benefit in the case of suicide

If either insured, whether sane or insane, commits suicide within two years of the policy date, death benefit proceeds will be the total of all premiums you’ve paid, less any outstanding loan amount, any withdrawals you’ve made, and any cash dividends we’ve paid.

Replacement of life insurance or annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

• converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

• amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

• reissued with any reduction in cash value, or

• pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of your increased age or changed health;

• Claims made in the early policy years may be contested;

• You may have to pay surrender charges and/or income taxes on your current policy or contract values;

• Your new policy or contract values may be subject to surrender charges; and

• If part of a financed purchase, your existing policy or contract values or death benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Errors on your application If unisex cost of insurance rates apply to your policy, we will not adjust the face amount if we discover that gender has been stated incorrectly on your application.

If the age or gender of any insured is stated incorrectly on your application, we’ll adjust the face amount to reflect the correct age or gender. Here’s how we’ll do it:

• We’ll multiply the face amount by the guideline minimum premium at policy issue based on the incorrect age or gender. We’ll then divide the result by the guideline minimum premium at policy issue that’s based on the correct age or gender.

• We’ll calculate accumulated value using cost of insurance, rider and benefit charges based on the correct age and gender, for all policy months following the month we discover the mistake.

• We will not recalculate accumulated value for the policy months up to and including the month in which we discover the mistake.

Contesting the validity of your policy

We have the right to contest the validity of your policy for two years from the policy date. Once your policy has been in force for two years from the policy date during the lifetime of the insureds, we generally lose the right to contest its validity.

We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the insureds, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to any insured.

Assigning your policy as collateral Assigning a policy that’s a modified endowment contract may generate taxable income and a 10% penalty tax.

You can assign your policy as collateral to secure a loan, mortgage, or other kind of debt. Here’s how it works:

• An assignment does not change the ownership of the policy.

• After the policy has been assigned, your rights and the rights of your beneficiary will be subject to the assignment. The entire policy, including any income benefit, rider, benefit and endorsement, will also be subject to the assignment.

• We’re not responsible for the validity of any assignment.

• We must receive and record a copy of the original assignment in a form that’s acceptable to us before we’ll consider it binding.

GENERAL INFORMATION ABOUT YOUR POLICY

•Unless otherwise provided, the person or organization you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

Dividends	We do not expect to pay any dividends. If we do pay dividends, we’ll pay them annually in cash.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each owner or beneficiary.

Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

Recently passed tax legislation provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. If you are considering the purchase of the policy to help pay federal estate taxes at death, consult with your tax advisor.

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the tax code) and does not cover any state or local tax laws.

This is not a complete discussion of all federal income tax questions that may arise under the policy. There are special rules that we do not include here that may apply in certain situations.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion or tax consequences that relate directly or indirectly to life insurance policies.

We do not make any guarantees about the tax status of your policy, and you should not consider the discussion that follows to be tax advice.

Tax treatment of life insurance
policies

In order to qualify as a life insurance contract for federal income tax purposes, the policy must meet the statutory definition of life insurance.

Death benefits may be excluded from income under Section 101(a) of the tax code.

We believe that last survivor policies meet the statutory definition of life insurance under Section 7702 of the tax code. However, the area of tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies. We reserve the right to make changes to the policy if we deem the changes appropriate to continue to qualify your policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance. This includes excluding the death benefit from the gross income of the beneficiary.

Definition of life insurance
We believe that the policy qualifies as life insurance. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•In general, your policy’s beneficiary will not be subject to federal income tax when he or she receives the death benefit proceeds. This is true regardless of whether the beneficiary is an individual, corporation, or other entity.
•You’ll generally not be taxed on your policy’s accumulated value unless you receive a cash distribution by making a withdrawal, surrendering your policy, or in some instances, taking a loan from your policy.

The tax laws defining life insurance, however, do not cover all policy features. Your policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address many issues concerning the treatment of substandard risk policies, policies with term insurance on the people insured by the policy or certain tax requirements relating to joint survivorship life insurance policies. We can make changes to your policy if we believe the changes are needed to ensure that your policy continues to qualify as a life insurance contract.

The tax code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

VARIABLE LIFE INSURANCE AND YOUR TAXES

While the Treasury Department has issued proposed regulations about reasonable standards for mortality charges, the standards that apply to joint survivor life insurance policies are not entirely clear. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.

Section 817(h) of the tax code describes the diversification rules.

For more information about diversification rules, please see Managing Pacific Select Fund in the attached Pacific Select Fund prospectus.

Diversification rules and ownership of the separate account
Your policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the separate account follows certain rules requiring diversification of investments underlying the policy. In addition, the IRS requires that the policyholder not have control over the underlying assets.

The Treasury Department has announced that the diversification rules “do not provide guidance concerning the circumstances in which it will treat an investor, rather than the insurance company, as the owner of the assets in a separate account.” The IRS treats a variable policy owner as the owner of separate account assets if he or she has the ability to exercise investment control over them. Owners of the assets are taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on the issue, it had not done so when we wrote this prospectus.

The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible the IRS would treat you as the owner of your policy’s proportionate share of the assets of the separate account.

We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the fund’s portfolios will be able to operate as currently described in the prospectus, or that the fund will not have to change any portfolio’s investment objective or policies. We can modify your policy if we believe it will prevent you from being considered the owner of your policy’s proportionate share of the assets of the separate account.

Policy exchanges fall under Section 1035(a) of the tax code.
Policy exchanges
If you exchange your policy for another one that insures the same people, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If any of the people insured by the policy are changed, the exchange will be treated as a taxable exchange.

Change of ownership
You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.

There are special rules for corporate-owned policies. You should consult your tax adviser. Section 59A of the tax code deals with the environmental tax.
Corporate owners
There are special tax issues for corporate owners:

•using your policy to fund deferred compensation arrangements for employees has special tax consequences
•corporate ownership of a policy may affect your liability under the alternative minimum tax and the environmental tax.

Modified endowment contracts

Section 7702A of the tax code defines a class of life insurance policies known as modified endowment contracts. Like other life insurance policies, the death benefit proceeds paid to your beneficiary generally are not subject to federal income tax and your policy’s accumulated value grows on a tax-deferred basis until you receive a cash distribution.

It is expected that most Pacific Select Estate Maximizer policies will be modified endowment contracts.

If there is a material change to your policy, like a change in the death benefit, we may have to retest your policy and restart the seven-pay premium period to determine whether the change has caused the policy to become a modified endowment contract.

A modified endowment contract is a special type of life insurance policy. Assuming your policy is a modified endowment contract, it will have the tax treatment described below. Any distributions you receive during the life of the policy are treated differently than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and surrendering your policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a policy becomes a modified endowment contract
A life insurance policy becomes a modified endowment contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

The initial premium for a Pacific Select Estate Maximizer policy will exceed the seven-pay limit, making the policy a modified endowment contract at issue. The only exception to this rule is a Pacific Select Estate Maximizer issued in exchange for another life insurance policy that is not a modified endowment contract. In this case, the Pacific Select Estate Maximizer policy is not a modified endowment contract at issue.

Surrendering your policy
If you surrender your policy, you’re taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

Making a withdrawal or taking out a loan
If you make a withdrawal or take out a loan from a modified endowment contract, you’re taxed on the amount of the withdrawal or loan that’s considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It’s unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. Interest paid or accrued to buy or to carry most Pacific Select Estate Maximizer policies will be subject to this limitation. You should consult your tax adviser.

All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax
If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•you’re at least 59 1/2 years old
•you’re receiving an amount because you’ve become disabled
•you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

VARIABLE LIFE INSURANCE AND YOUR TAXES

Distributions before a policy becomes a modified endowment contract
If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Conventional life insurance policies

Under Section 7702A of the tax code, policies that are not classified as modified endowment contracts are taxed as conventional life insurance policies.

The cost basis in your policy is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were not taxable.

The tax treatment of your policy will depend upon whether it is a type of contract known as a modified endowment contract. As noted above, it is expected that most Pacific Select Estate Maximizer policies will be modified endowment contracts. We described modified endowment contracts earlier in this section. If your policy is not a modified endowment contract, it will be treated as a conventional life insurance policy and will have the following tax treatment:

Surrendering your policy
When you surrender, or cash in, your policy, you’ll generally be taxed on the difference, if any, between the cash surrender value and the cost basis in your policy.

Making a withdrawal
If you make a withdrawal after your policy has been in force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the cost basis in the policy.

Special rules apply if you make a withdrawal within the first 15 policy years and it’s accompanied by a reduction in benefits. In this case, there is a special formula under which you may be taxed on all or a portion of the withdrawal amount.

Taking out a loan
If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered or lapses and you have not repaid your outstanding loan amount. The interest you pay, or that’s accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

Loans and corporate-owned policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

Policy riders Please see the discussion of optional riders in The death benefit. Please consult with your tax adviser if you want to exercise your rights under either of these riders.
Accelerated living benefits rider
Amounts received under this rider should be generally excluded from taxable income under Section 101(g) of the tax code.

Benefits under the rider will be taxed, however, if they are paid to someone other than a person insured by the policy, and either person insured by the policy:

•is a director, officer or employee of the person receiving the benefit, or
•has a financial interest in a business of the person receiving the benefit.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet technical aspects of the definition of “life insurance contract” under the tax code. We may reserve the right (but are not obligated) to modify the rider to conform under tax code requirements.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, group employee benefits, broker-dealer operations, and investment and advisory services. At the end of 2002, we had $____ billion of individual life insurance in force and total admitted assets of approximately $___ billion. We are ranked the __th largest life insurance carrier in the U.S. in terms of 2002 admitted assets. The Pacific Life family of companies has total assets and funds under management of $___ billion.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

How our accounts work	We own the assets in our general account and our separate account. We allocate your net premiums to these accounts according to the investment options you’ve chosen. General account
We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our general account assets.
Our general account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed account. The rate is reset annually. The Fixed account is part of our general account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company.

The Fixed account is not a security, so it does not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed account. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed account.

Separate account

Amounts allocated to the variable investment options are held in our separate account. The assets in this account are kept separate from the assets in our general account and our other separate accounts, and are protected from our general creditors.

The separate account is divided into variable accounts. Each variable account invests in shares of a designated portfolio of the Pacific Select Fund. We may add variable accounts that invest in other portfolios of the fund or in other securities.

We’re the legal owner of the assets in the separate account, and pay its operating expenses. The separate account is operated only for our variable life insurance policies. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our general account. Some of the money in the separate account may include charges we collect from the account and any investment results on those charges.

ABOUT PACIFIC LIFE

We cannot charge the assets in the separate account attributable to our reserves and other liabilities under the policies funded by the account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any variable account belong to that variable account and are credited to or charged against the assets held in that variable account without regard to our other income, gains or losses.

Making changes to the separate account

We can add, change or remove any securities that the separate account or any variable account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one Pacific Select Fund portfolio with shares of another portfolio or fund if:

• any portfolio is no longer available for investment

• our management believes that a portfolio is no longer appropriate in view of the purposes of the policy.

We’ll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.

We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new variable accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new accounts available to existing policy owners.

We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it’s in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

• operate the separate account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

• register or deregister the separate account under securities law

• combine the separate account with one of our other separate accounts or our affiliates’ separate accounts

• combine one or more variable accounts

• create a committee, board or other group to manage the separate account

• change the classification of any variable account.

Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting rights
We’re the legal owner of the shares of the Pacific Select Fund that are held by the variable accounts. We may vote on any matter at shareholder meetings of the fund. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees of the fund called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We’ll send you documents from the fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions.

We’ll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account. We’ll vote shares of any portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

•would change a portfolio’s investment objective or subclassification
•would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by policy owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•our disapproval is reasonable
•we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to policy owners.

ABOUT PACIFIC LIFE

Illustrations

If you ask us, we’ll provide you with different kinds of illustrations.
•Illustrations based on information you give us about the age of the person or persons to be insured by the policy, their risk class, the face amount, the death benefit and premium payments.
•Illustrations that show the allocation of premium payments to specified variable accounts. These will reflect the expenses of the portfolio of the Fund in which the variable account invests.
•Illustrations that use a hypothetical gross rate of return that’s greater than 12%. These are available only to certain large institutional investors.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

State regulation
We’re subject to the laws of the state of California governing insurance companies and to regulations issued by the Commissioner of Insurance of California. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal proceedings and legal matters
The separate account is not involved in any legal proceedings that would have a material effect on policy owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under California law, and the validity of the forms of the policies under California law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert LLP.

Registration statement
We’ve filed a registration statement with the SEC for Pacific Select Estate Maximizer, under the Securities Act of 1933. The SEC’s rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC’s office in Washington, D.C. They may charge you a fee.

Financial statements
The statement of assets and liabilities of the Pacific Select Exec Separate Account as of December 31, _____and the related statement of operations and financial highlights for the year then ended and the statements of changes in net assets for each of the two years in the period then ended are contained in the SAI.

The consolidated statements of financial condition for Pacific Life as of December 31, _____ and _____ and the consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, _____ are contained in the SAI.

TERMS USED IN THIS PROSPECTUS

We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below and the pages where you’ll find an explanation of what they mean.

If you have any questions, please ask your registered representative or call us at 1-800-800-7681.

In this prospectus, you and your mean the policy holder or owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. The fund refers to Pacific Select Fund. Policy means a Pacific Select Estate Maximizer variable life insurance policy, unless we state otherwise.

Accumulated value

Accumulation units

Age

Allocation

Assignment

Beneficiary

Business day

Cash surrender value

Contingent beneficiary

Cost of insurance rate

Death benefit

Death benefit percentage

Face amount

Fixed account

Free withdrawal amount

General account

Guideline minimum death benefit

Guideline single premium

Illustration

In force

Income benefit

Insured

22 29 10 20 37 10 14 35 10 22 16 16 16 30 32 43 16 19 46 9 36 9

Joint owners

Lapse

Loan account

Modified endowment contract

Monthly payment date

Net amount at risk

Net cash surrender value

Outstanding loan amount

Policy anniversary

Policy date

Policy year

Portfolio

Preferred withdrawal

Proper form

Reinstatement

Rider

Separate account

Seven-pay limit

Tax code

Unit value

Variable account

Variable investment option

9 24 33 41 11 17 35 33 11 11 11 26 32 14 24 18 43 41 39 29 26 26

APPENDIX – DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

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PACIFIC SELECT ESTATE MAXIMIZER	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Estate Maximizer variable life insurance policy is underwritten by Pacific Life Insurance Company.
You'll find more information about the policy and Pacific Select Exec Separate Account in the SAI dated                            . The SAI has been filed with the SEC and is considered to be part of this prospectus because it's incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

If you ask us, we'll provide you with illustrations of policy benefits based on different sets of assumptions. Illustrations may help you understand how your policy's death benefit, cash surrender value and accumulated value would vary over time based on different assumptions. You can get one policy illustration free of charge per policy year by calling or writing to us. We reserve the right to charge $25 for additional illustrations.

How to contact us
Call or write to us at:
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 7500
Newport Beach, California 92658-7500

1-800-800-7681
7 a.m. through 5 p.m. Pacific time

Send premiums (other than initial premium), other payments, change of address and change of premium allocation instructions to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

If you receive premium notice via listbill, send premiums, other payments and all correspondence to:
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 7500
Newport Beach, California 92658-7500

Send applications, initial premium and other correspondence to:
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 7500
Newport Beach, California 92658-7500

How to contact the SEC
You can also find reports and other information about the policy and separate account from the SEC. The SEC may charge you a fee for this information.

Public Reference Section of the SEC
Washington, D.C. 20549-6009
1-800-SEC-0330
Internet:  www.sec.gov

SEC file number 333-14005

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

PACIFIC SELECT ESTATE MAXIMIZER

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Estate Maximizer is a variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the policy’s prospectus, dated May 1, 2003, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI.

Pacific Life Insurance Company
P.O. Box 7500
Newport Beach, CA 92658-7500

1-800-800-7681

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PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations.

Guideline Premium Limit

If you’ve chosen the guideline premium test as your death benefit qualification test, the total amount you can pay in premiums and still have your policy qualify as life insurance is your policy’s guideline premium limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the guideline premium limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy’s guideline premium limit. If we find that you’ve exceeded your guideline premium limit, we may remove all or part of a premium you’ve paid from your policy as of the day we applied it, and return it to you. We’ll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

Your policy’s guideline single premium and guideline level annual premiums appear on your policy’s specification pages. Before you buy a policy, you can ask us or your registered representative for a personalized illustration that will show you the guideline single premium and guideline level annual premiums.

Policy exchange

If your policy was issued in exchange for a policy that was not a modified endowment contract, applying additional premium may mean your policy will become a modified endowment contract.

A life insurance policy will become a modified endowment contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes in the prospectus.

Unless you’ve told us in writing that you want your policy to become a modified endowment contract, we’ll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We’ll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we’ll hold it and apply it to your policy on the anniversary date.

In both of these situations, if we remove an excess premium from your policy, we’ll return the premium amount to you no later than 60 days after the end of the policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium we’re returning to you.

If we do not return the premium amount to you within that time, we’ll increase your policy’s death benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we’ll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

Increasing the net amount at risk

An increase in the net amount of risk occurs if the policy’s death benefit is equal to the guideline minimum death benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of each insured.

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TRANSFER PROGRAMS

Dollar cost averaging

Our dollar cost averaging program allows you to make scheduled transfers of $50 or more between variable investment options without paying a transfer fee. Here’s how the program works:

•	You can set up this program at any time while your policy is in force.
•	You need to complete a request form to enroll in the program. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
•	You must have at least $5000 in a variable investment option to start the program.
•	We’ll automatically transfer accumulated value from one variable investment option to one or more of the other variable investment options you’ve selected.
•
We’ll process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the free look transfer date in states that require us to return your premiums if you exercise your right to cancel your policy.

•
We will not charge you for the dollar cost averaging program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.

•	We have the right to discontinue, modify or suspend the program at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:
•	the total amount you’ve asked us to transfer has been transferred
•	there is no more accumulated value in the investment option you’re transferring from
•	your policy enters the grace period and is in danger of lapsing
•	you tell us in writing to cancel the program
•	we discontinue the program.

Portfolio rebalancing program

The portfolio rebalancing program automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Here’s how the program works:

•	You can set up this program at any time while your policy is in force.
•
You enroll in the program by sending us a written signed request or a completed automatic rebalancing form. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.

•	Your first rebalancing will take place on the monthly payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.
•	If you cancel this program, you must wait 30 days to begin it again.
•	You cannot use this program if you’re already using the dollar cost averaging program.
•	We do not currently charge for the portfolio rebalancing program or for transfers made under this program.
•	We can discontinue, suspend or change the program at any time.

LOAN AND WITHDRAWAL FEATURES

Taking out a loan

When you borrow money from us, we use your policy’s accumulated value as security. You pay interest on the amount you borrow. The accumulated value set aside to secure your loan also earns interest. Here’s how it works:

•
To secure the loan, we transfer an amount equal to the amount you’re borrowing from your accumulated value in the investment options to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.

2

•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 6.0% during the first 10 policy years and 5.0% thereafter. Interest that has accrued during the policy year is due on your policy anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your policy’s accumulated value to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.
•	The amount in the loan account earns interest daily at an annual rate of at least 4.5%. On your policy anniversary, we transfer the interest that has been credited to the loan account proportionately to your investment options according to your most recent allocation instructions.

How much you can borrow

The minimum amount you can borrow is $500, unless there are other restrictions in your state. You can borrow the following amounts:

•	If you take a loan in the first policy year, your loan may be up to 50% of your accumulated value, minus any outstanding loan amount less any surrender charge that would apply if you surrendered your policy on the day you took out the loan.
•	After your first policy year, your loan may be up to the larger of:

•	100% of the accumulated value in the Fixed account plus 90% of the accumulated value in the variable investment options, less any surrender charges that would apply if you surrendered your policy on the day you took out the loan.
•	the result of a × (b÷c) – d where:

a = the accumulated value of your policy less any surrender charges that would have applied if you surrendered your policy on the day you took out the loan, and less 12 times the most recent monthly charge

b = 1.045

c = 1.06 during the first 10 policy years, and 1.05 during policy years 11 and thereafter

d = any outstanding loan amount.

An example of how much you can borrow

For a policy in policy year 13 with:

•	accumulated value of $100,000
•	an outstanding loan amount of $50,000
•	a most recent monthly charge of $108.33

The maximum amount you can borrow is:

$48,230.04

(a × (b÷c)) – d, where:

a = $92,700.40 ($100,000 - (12 x $108.33))

b = 1.045

c = 1.05

d = $50,000

Paying off your loan

You can pay off all or part of the loan any time while your policy is in force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your investment options according to your most recent allocation instructions.

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MORE ON POLICY CHARGES

How we calculate the surrender charge

For purposes of calculating the surrender charge only, any surrender or withdrawal in a policy year:

•	First, will be considered a distribution of earnings from the available free withdrawal amount, if any,
•	Next, any excess will be considered a return of any remaining initial premium not previously considered withdrawn,
•	Next, any excess will be considered a return of any remaining additional premiums not previously considered withdrawn,
•	Last, any excess will be considered a distribution of remaining earnings not previously considered withdrawn.

The surrender charge varies with the policy year according to the following schedule:

Time of withdrawal	Surrender charge

Policy year 1 – 2	10%
Policy year 3	9%
Policy year 4	8%
Policy year 5	7%
Policy year 6	6%
Policy year 7	5%
Policy year 8	4%
Policy year 9	3%
Policy year 10 and thereafter	0%

Total cumulative surrender charges imposed will never exceed 10% of your initial premium payment or exceed the maximum prescribed by state nonforfeiture laws for life insurance.

The surrender charge is not assessed against premiums other than the initial premium. There is no surrender charge applied to preferred withdrawals.

For a policy with:

•	a remaining initial premium of $50,000
•	accumulated value of $54,000 at the time of withdrawal
•	net withdrawal amount of $6,000 in policy year 2
•	no prior withdrawals in that policy year

The free withdrawal amount is $4,000, which is the lesser of:

•	$4,000 earnings ($54,000 – $50,000)
•	$5,000 ($50,000 X 10%)

The surrender charge is $222.22 (($6,000 – $4,000) ÷ (100% – 10%)) – ($6,000 – $4,000) = ($2,000 ÷ 90%) – $2,000 = $222.22

If the same policy is surrendered in policy year 5 instead, the surrender charge is $150.54  (($6,000 – $4,000) ÷ (100% – 7%)) – ($6,000 – $4,000) = ($2,000 ÷ 93%) – $2,000 = $150.54

Purchase plans

A policy may be owned by an institution, trust, corporation or group or sponsored arrangement. These owners often buy more than one policy, which may qualify them for reduced charges or lower premium payments.

We may reduce or waive the sales load or surrender charges on policies sold to our directors or employees, to any of our affiliates, or to trustees, employees or affiliates of the fund.

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MORE ON PACIFIC LIFE AND THE POLICIES

How we’re organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

How policies are distributed

Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the principal underwriter (“distributor”) of the policies and offers the policies on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the policies. The aggregate amount of underwriting commissions paid to PSD with regard to this policy in 2002, 2001, and 2000 was $30,740.13, $31,698.67, and $209,283.19 respectively, of which $0 was retained.

How we pay broker-dealers

We pay broker-dealers commission for promoting, marketing and selling our policies. Broker-dealers pay a portion of the commission to their registered representatives, under their own arrangements.

Commissions are based on premiums. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is 6.75% of the initial premium.

We may pay broker-dealers an annual renewal commission of up to 0.20% of a policy’s accumulated value less any outstanding loan amount. We calculate the renewal amount monthly and it becomes payable on each policy anniversary. We may also pay override payments, expense and marketing allowances, bonuses, wholesaler fees and training allowances.

Registered representatives who meet certain sales levels can qualify for sales incentives programs we offer. We may also pay them non-cash compensation like expense-paid trips, expense-paid educational seminars, and merchandise.

The separate account

The separate account was established on May 12, 1988 under California law under the authority of our Board of Directors. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the account.

The separate account is not the only investor in the Pacific Select Fund. Investments in the fund by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Pacific Select Fund.

5

Performance

Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

Information about performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy’s accumulated value to the variable account during a particular time period.

Performance information is no guarantee of how a variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy’s owner’s death benefit.

We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

•
other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

•	the Consumer Price Index, to assess the real rate of return from buying a policy by taking inflation into consideration.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

Money Market Subaccount

The “yield” (also called “current yield”) of the Money Market variable account is computed in accordance with a standard method prescribed by the SEC. The net change in the variable account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of

6

return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market variable account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of  365/7)] – 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of any charges for the policy.

At December 31, 200    , the Money Market variable account’s current yield was     % and the effective yield was             %.

Other variable accounts

“Yield” of the other variable accounts is computed in accordance with a different standard method prescribed by the SEC. For each variable account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[ (a-b + 1) (To the power of 6) - 1]

__

cd

Where:	a	=	net investment income earned during the period by the underlying portfolio of the variable account
	b	=	expenses accrued for the period (net of reimbursements)
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends
	d	=	the unit value of the accumulation units on the last day of the period.

The yield of each variable account does not reflect the deduction of any charges for the policy.

The variable accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the variable account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a variable account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Separate account performance

To help you understand how investment performance can affect your accumulated value in the separate account, we are including performance information based on the historical performance of the variable accounts.

The following table presents the annualized total return for each variable account for the period from each variable account’s commencement of operations or 10 years, whichever is greater. The figures in the table do not reflect the deduction of any policy fees or expenses, which include premium loads, cost of insurance, policy administrative fees and charges, mortality and expense risk charges, surrender charges, or any other charges that may be incurred under the policy.

The results shown in this section are not an estimate or guarantee of future investment performance.

7

Historical Separate Account Performance

Annualized Rates of Return for Periods Ended December 31,

All numbers are expressed as a percentage

Variable accounts	1 year	5 years*	10 Years or Since Inception*
Blue Chip[1]
Aggressive Growth[1]
Diversified Research[1]
Small-Cap Equity
International Large-Cap[1]
I-Net TollkeeperSM 1
Financial Services[1]
Health Sciences[1]	[To be added]
Technology[1]
Telecommunications[1]
Strategic Value[1]
Growth LT
Focused 30[1]
Mid-Cap Value
International Value
Capital Opportunities[1]
Mid-Cap Growth[1]
Global Growth[1]
Equity Index
Small-Cap Index
Real Estate
Multi-Strategy
Main Street ®Core (formerly “Large-Cap Core”)
Emerging Markets
Inflation Managed
Managed Bond
Money Market
High Yield Bond
Equity Income
Research
Equity
Aggressive Equity
Large-Cap Value

[1]	Operations commenced on January 3, 2000 for the Diversified Research and International Large-Cap portfolios; May 1, 2000 for the I-Net Tollkeeper portfolio; October 2, 2000 for the Strategic Value and Focused 30 portfolios; January 2, 2001 for the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth portfolios; and January 2, 2002 for Equity Income and Research portfolios.

*	Effective January 1, 2000, Alliance Capital became the portfolio manager of the Emerging Markets portfolio and Mercury Advisors became the portfolio manager of the Equity Index and Small-Cap Index portfolios. Effective January 2, 2001, Lazard Asset Management became the portfolio manager of the International Value portfolio. Prior to May 1, 2001, the Inflation Managed portfolio was called the Government Securities portfolio and some of the investment policies differed. Effective December 1, 2001, Putnam Investment Management, LLC became the portfolio manager of the Equity and Aggressive Equity portfolios; prior to May 1, 1998 some of the investment policies of the Equity and Aggressive Equity portfolios differed.

Financial Statements

The next several pages contain the statement of assets and liabilities of the Pacific Select Exec Separate Account as of December 31, 2002 and the related statement of operations and financial highlights for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.

These are followed by the consolidated statements of financial condition for Pacific Life as of December 31, 2002 and 2001 and the consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2002, which are included in this SAI so you can assess our ability to meet our obligations under the policies.

8

Experts

The consolidated statements of the financial condition of Pacific Life as of December 31, 2002 and 2001 and the consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2002 as well as the statement of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2002, the related statement of operations and financial highlights for the year then ended and statements of changes in net assets for each of the two years in the period then ended as included in this SAI have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

9

PART C.  OTHER INFORMATION

Item 27. Exhibits

     (1)    (a)  Resolution of the Board of Directors of the Depositor dated
                 November 22, 1989 and copies of the Memoranda concerning
                 Pacific Select Exec Separate Account dated May 12, 1988 and
                 January 26, 1993./1/

            (b)  Resolution of the Board of Directors of Pacific Life Insurance
                 Company authorizing conformity to the terms of the current
                 Bylaws./1/

     (2)    Inapplicable

     (3)    (a)   Distribution Agreement Between Pacific Mutual Life Insurance
                  Company and Pacific Mutual Distributors, Inc. (formerly known as Pacific Equities Network)/1/

            (b)   Form of Selling Agreement Between Pacific Mutual Distributors,
                  Inc. and Various Broker-Dealers/1/

     (4)    (a)   Pacific Select Estate Maximizer Modified Single Premium
                  Variable Life Insurance Policy (Form 97-50)/1/

            (b)   Last Survivor Pacific Select Estate Maximizer Modified Single
                  Premium Variable Life Insurance Policy (Form 97-50-J)/1/

            (c)   Accelerated Living Benefit Rider (Form R92-ABR)/1/

     (5)    Applications and General Questionnaire/4/

     (6)    (a)   Articles of Incorporation of Pacific Life Insurance
                  Company/2/

            (b)   Bylaws of Pacific Life Insurance Company/2/

     (7)    Form of Reinsurance Contract

     (8)    (a)   Participation Agreement Between Pacific Mutual Life Insurance
                  Company and Pacific Select Fund/3/

            (b)   M Fund Inc. Participation Agreement with Pacific Mutual
                  Life Insurance Company/3/

            (c)   Addendum to Participation Agreement between Pacific Life
                  Insurance Company and Pacific Select Fund 8/14/00/4/

            (d)   Addendum to Participation Agreement between Pacific Life
                  Insurance Company and Pacific Select Fund 12/22/00/4/

            (e)   Addendum to Participation Agreement with M Fund Inc. 8/7/00/4/

            (f)   Addendum to Participation Agreement with M Fund Inc.
                  12/11/01/5/

            (g)   Addendum to Participation Agreement between Pacific
                  Life and Pacific Select Fund dated 1/1/02/6/

            (h)   Addendum to Participation Agreement with M Fund
                  Inc. dated 1/2/02/6/

     (9)    Inapplicable

     (10)   Inapplicable

     (11)   Form of Opinion and Consent of Legal Officer of Pacific Mutual as to
            Legality of Policies Being Registered/1/

     (12)   Inapplicable

     (13)   Inapplicable

     (14)   (a)   Consent of Independent Auditors - To be filed

            (b)   Consent of Dechert/1/

     (15)   Inapplicable

     (16)   Inapplicable

     (17)   Memorandum Describing Issuance, Transfer, and Redemption
            Procedures/1/

     (18)   Powers of Attorney/6/

/1/ Filed as part of the Registration Statement on Form S-6 filed via EDGAR on
    October 11, 1996, File No. 333-14005, Accession Number 0001017062-96-000287.

/2/ Filed as part of the Post-Effective Amendment No. 2 to the Registration
    Statement on Form S-6 filed via EDGAR on April 24, 1998, File No. 333-14005,
    Accession Number 0001017062-98-000894.

/3/ Filed as part of the Post-Effective Amendment No. 5 to the Registration
    Statement on Form S-6 filed via EDGAR on March 1, 2000, File No. 333-14005,
    Accession Number 0001017062-00-000591.

/4/ Filed as part of the Post-Effective Amendment No. 10 to the Registration
    Statement on Form S-6 filed via EDGAR on April 25, 2001, File No. 333-14005,
    Accession Number 0001017062-01-500079.

/5/ Filed as part of the Post-Effective Amendment No. 11 to the Registration
    Statement on Form S-6 filed via EDGAR on December 26, 2001, File No. 333-
    14005, Accession Number 0001017062-01-500971.

/6/ Filed as part of the Post-Effective Amendment No. 13 to the Registration
    Statement on Form S-6 filed via EDGAR on April 22, 2002, File No. 333-
    14005, Accession Number 0001017062-02-000854.

Item 28. Directors and Officers of Pacific Life

Name and Address                Positions and Offices
                                with Pacific Life

Thomas C. Sutton                Director, Chairman of the
                                Board, and Chief Executive
                                Officer

Glenn S. Schafer                Director and President

Khanh T. Tran                   Director, Executive Vice
                                President and Chief Financial
                                Officer

David R. Carmichael             Director, Senior Vice President
                                and General Counsel

Audrey L. Milfs                 Director, Vice President and
                                Corporate Secretary

Brian D. Klemens                Vice President and Treasurer

Edward R. Byrd                  Vice President and Controller

James T. Morris                 Executive Vice President
--------------------
The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 29. Persons Controlled by or Under Common Control with Pacific Life or
Pacific Select Exec Separate Account.

The following is an explanation of the organization chart of Pacific Life's subsidiaries:

              PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
                                LEGAL STRUCTURE

Persons Controlled by or Under Common Control with Pacific Life or Separate
Account A The following is an explanation of the organization chart of Pacific
Life's subsidiaries:

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES LEGAL STRUCTURE Pacific Life
is a California Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a
Delaware Stock Holding Company) which is, in turn, 98% owned by Pacific Mutual
Holding Company (a California Mutual Holding Company). Other subsidiaries of
Pacific LifeCorp are: an 86% ownership of Aviation Capital Group Holding Corp.
(a Delaware Corporation); College Savings Bank (a New Jersey Chartered Capital
Stock Savings Bank) and its subsidiary College Savings Trust (a Montana
Chartered Uninsured Trust Company); an 80% ownership of M.L. Stern & Co., LLC (a
Delaware Limited Liability Company) and its subsidiary Tower Asset Management,
LLC (a Delaware Limited Liability Company); Pacific Asset Funding, LLC (a
Delaware Limited Liability Company) and its subsidiaries PL Trading Company, LLC
(a Delaware Limited Liability Company) and Pacific Life Trade Services, Limited
(a Hong Kong Limited Corporation); and Pacific Life & Annuity Services, Inc. (a
Colorado Corporation). A Subsidiary of Aviation Capital Group Holding Corp., is
Aviation Capital Group Corp. (a Delaware Corporation), which in turn, is the parent of: ACGFS II, Inc. (a Delaware Corporation); ACG Acquisition V
Corporation (a Delaware Corporation); a 50% ownership of ACG Acquisition VI LLC;
a 33% ownership of ACG Acquisition IX LLC; ACG Acquisition XXV LLC and its
subsidiary ACG Acquisition Ireland II, Limited (an Irish Corporation); ACG
Acquisition XXVI, 37, 38 LLCs; and ACG Acquisition XXVII LLC. Subsidiaries of
ACG Acquisition VI LLC are: a 34% ownership of ACG Acquisition VIII LLC; a 20%
ownership of ACG Acquisition XIV LLC; and a 20% ownership of ACG Acquisition XIX
LLC, which in turn owns ACG Acquisition XIX Holding LLC, which owns Aviation
Capital Group Trust. Subsidiaries of Aviation Capital Group Trust are: ACG
Acquisition XV LLC; ACG Acquisition XX LLC and its subsidiary ACG Acquisition
Ireland, Limited (an Irish Corporation); and ACG Acquisition XXI, LLC. ACG
Acquisition XXVII LLC owns 50% of ACG Acquisition XXVIII LLC, which owns ACG
Acquisition XXIX LLC. Subsidiaries of ACG Acquisition XXIX LLC are: ACG
Acquisition XXX LLCs; ACG Acquisition 35 Corporation (a Delaware Corporation);
ACG Acquisition 31-34, 36-39 LLCs; and ACGFS, Inc. (a Delaware Corporation).
Pacific Life is the parent company of: Pacific Life & Annuity Company (an
Arizona Stock Life Insurance Company); Pacific Select Distributors, Inc.;
Pacific Asset Management LLC (a Delaware Limited Liability Company);
Confederation Life Insurance and Annuity Company (a Georgia Company); a 17%
ownership of Scottish Annuity & Life Holdings, Ltd. [(a Cayman Islands Holding
Company) abbreviated structure]; a 95% ownership of Grayhawk Golf Holdings, LLC
(a Delaware Limited Liability Company), and its subsidiary Grayhawk Golf L.L.C.
(an Arizona Limited Liability Company); a 67% ownership of Pacific Mezzanine
Associates, L.L.C. (a Delaware Limited Liability Company) and its subsidiary
Pacific Mezzanine Investors, L.L.C., (a Delaware Limited Liability Company) who
is the sole general partner of the PMI Mezzanine Fund, L.P. (a Delaware Limited
Partnership). Subsidiaries of Pacific Asset Management LLC are: a 21% ownership of Carson-Pacific LLC (a Delaware Limited Liability Company); PMRealty Advisors
Inc.; a non-managing membership interest in Allianz-PacLife Partners LLC (a
Delaware Limited Liability Company); and Pacific Financial Products Inc. (a
Delaware Corporation). Allianz-PacLife Partners LLC and Pacific Financial
Products, Inc., own the Class E units of Allianz Dresdner Asset Management of
America L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Select
Distributors, Inc., include: Associated Financial Group, Inc., Mutual Service
Corporation (a Michigan Corporation), United Planners' Group, Inc. (an Arizona
Corporation), and a 45% ownership of Waterstone Financial Group, Inc. (an
Illinois Corporation). Subsidiaries of Associated Financial Group, Inc., are
Associated Planners Investment Advisory, Inc., Associated Securities Corp., West
Coast Realty Management, Inc., Associated Planners Securities Corporation of
Nevada, Inc. (a Nevada Corporation), and West Coast Realty Advisors, Inc.
Subsidiaries of Mutual Service Corporation are Advisors' Mutual Service Center,
Inc. (a Michigan Corporation) and Contemporary Financial Solutions, Inc. (a
Delaware Corporation). United Planners' Group, Inc. is the general partner and holds an approximate 45% general partnership interest in United Planners'
Financial Services of America (an Arizona Limited Partnership). Subsidiaries of
United Planners' Financial Services of America are UPFSA Insurance Agency of
Arizona, Inc. (an Arizona Corporation), UPFSA Insurance Agency of California,
Inc., United Planners Insurance Agency of Massachusetts, Inc. (a Massachusetts
Corporation), and United Planners Insurance Agency of Oklahoma, Inc. (an
Oklahoma Corporation). All corporations are 100% owned unless otherwise indicated. All entities are California corporations unless otherwise indicated.

Item 30. Indemnification

(a)  The Distribution Agreement between Pacific Life and Pacific Select
     Distributors, Inc. (PSD) provides substantially as follows:

     Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate
     Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

     PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)  The Form of Selling Agreement between Pacific Life, Pacific Select
     Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

     Pacific Life and PSD agree to indemnify and hold harmless Selling
     Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the "Fund") filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to
     Section IV.E. Of this Agreement.

     Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b)
     the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or
     Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which
     Broker-Dealer may otherwise have.

Item 31. Principal Underwriters

     PSD (formerly Pacific Mutual Distributors, Inc.) also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Variable
     Annuity Separate Account, Pacific Corinthian Variable Separate Account,
     Separate Account A, Separate Account B and Pacific Select Fund.

NAME                              POSITIONS AND OFFICES WITH
                                  UNDERWRITER

Edward R. Byrd                    Director, VP Chief Financial Officer
Gerald W. Robinson                Director, Chairman, Chief Executive Officer
Adrian S. Griggs                  VP
M. Kathleen Hunter                VP
Brian D. Klemens                  VP, Treasurer
Audrey L. Milfs                   VP, Secretary
S. Kendrick Dunn                  AVP, Compliance

The principal business address of each of the above individuals is c/o Pacific
Life Insurance Company, 700 Newport Center Drive, Newport Beach, California
92660.

Item 32. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by
     Registrant pursuant to Section 31(a) of the Investment Company Act of 1940
     and the rules under that section will be maintained by Pacific Life at 700
     Newport Center Drive, Newport Beach, California 92660.

Item 33. Management Services

     Not applicable

Item 34. Fee Representation

     REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF
     1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, the Registrant, Pacific Select Exec Separate
Account of Pacific Life Insurance Company, has duly caused this Post-Effective
Amendment No. 14 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Newport Beach, and
State of California, on this 6th day of February 2003.

                                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                                      (Registrant)

                                 BY:  PACIFIC LIFE INSURANCE COMPANY
                                      (Depositor)

                                 BY:  _____________________________________
                                      Thomas C. Sutton*
                                      Chairman & Chief Executive Officer

BY:  /s/ DAVID R. CARMICHAEL
     David R. Carmichael
     as attorney-in-fact

(Power of attorney is contained as Exhibit 9 in Post-Effective Amendment
No. 13 to the Registration Statement on Form S-6 for the Pacific Select Exec
Separate Account, File No. 333-14005, Accession No. 0001017062-02-000854, and
incorporated by reference herein.)

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, Pacific Life Insurance Company has duly caused this Post-Effective Amendment No. 14 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of
Newport Beach, and State of California, on this 6th day of February 2003.

                                       PACIFIC LIFE INSURANCE COMPANY
                                       (Registrant)

                                  BY:  _____________________________________
                                       Thomas C. Sutton*
                                       Chairman & Chief Executive Officer

BY:  /s/ DAVID R. CARMICHAEL
     David R. Carmichael
     as attorney-in-fact

(Power of attorney is contained as Exhibit 9 in Post-Effective Amendment
No. 13 to the Registration Statement on Form S-6 for the Pacific Select Exec
Separate Account, File No. 333-14005, Accession No. 0001017062-02-000854, and
incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective
Amendment No. 14 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                   Title                                Date

Thomas C Sutton*            Director, Chairman of the Board       ___________, 2003
                            and Chief Executive Officer

Glenn S. Schafer*           Director and President                ___________, 2003

Khanh T. Tran*              Director, Executive Vice President    ___________, 2003
                            and Chief Financial Officer

David R. Carmichael*        Director, Senior Vice President       ___________, 2003
                            and General Counsel

Audrey L. Milfs*            Director, Vice President and          ___________, 2003
                            Corporate Secretary

James T. Morris*            Executive Vice President              ___________, 2003

Edward R. Byrd*             Vice President and Controller         ___________, 2003

Brian D. Klemens*           Vice President and Treasurer          ___________, 2003

By:  /s/ DAVID R. CARMICHAEL
     David R. Carmichael
     as attorney-in-fact                                         February 6th, 2003

(Powers of Attorney are contained as Exhibit 9 in Post-Effective Amendment
No. 13 to the Registration Statement on Form S-6 for the Pacific Select Exec
Separate Account, File No. 333-14005, Accession No. 0001017062-02-000854, and
incorporated by reference herein.)